EXHIBIT 10.6







                           LOAN AND SECURITY AGREEMENT


                                     BETWEEN


                         SIMIONE CENTRAL HOLDINGS, INC.
                                SC HOLDING, INC.
                          SIMIONE CENTRAL NATIONAL, LLC
                        SIMIONE CENTRAL CONSULTING, INC.
                         SIMIONE ACQUISITION CORPORATION

                                       AND

                               SILICON VALLEY BANK

                             DATED SEPTEMBER 3, 1999





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                                TABLE OF CONTENTS

                                                                            Page

1.    DEFINITIONS AND CONSTRUCTION............................................1

1.1.        Definitions.......................................................1
1.2.        Accounting and Other Terms........................................8

2.    LOAN AND TERMS OF PAYMENT...............................................8

2.1.        Advances..........................................................8
   2.1.1.      Revolving Advances.............................................8
2.2.        Overadvances......................................................9
2.3.        Interest Rates, Payments, and Calculations........................9
2.4.        Crediting Payments................................................9
2.5.        Fees.............................................................10
2.6.        Additional Costs.................................................10
2.7.        Term.............................................................11

3.    CONDITIONS OF LOANS....................................................11

3.1.        Conditions Precedent to Initial Advance..........................11
3.2.        Conditions Precedent to all Advances.............................11

4.    CREATION OF SECURITY INTEREST..........................................12

4.1.        Grant of Security Interest.......................................12
4.2.        Delivery of Additional Documentation Required....................12
4.3.        Right to Inspect.................................................12

5.    REPRESENTATIONS AND WARRANTIES.........................................12

5.1.        Due Organization and Qualification...............................12
5.2.        Due Authorization; No Conflict...................................12
5.3.        No Prior Encumbrances............................................13
5.4.        Bona Fide Eligible Accounts......................................13
5.5.        Merchantable Inventory...........................................13
5.6.        Intellectual Property............................................13
5.7.        Name; Location of Chief Executive Office.........................13
5.8.        Litigation.......................................................13
5.9.        No Material Adverse Change in Financial Statements...............13
5.10.       Solvency.........................................................14
5.11.       Regulatory Compliance............................................14
5.12.       Environmental Condition..........................................14
5.13.       Taxes............................................................14
5.14.       Subsidiaries.....................................................14
5.15.       Government Consents..............................................14
5.16.       Full Disclosure..................................................15

6.    AFFIRMATIVE COVENANTS..................................................15

6.1.        Good Standing....................................................15
6.2.        Government Compliance............................................15
6.3.        Financial Statements, Reports, Certificates......................15
6.4.        Inventory; Returns...............................................16
6.5.        Taxes............................................................16
6.6.        Insurance........................................................17
6.7.        Principal Depository.............................................17
6.8.        Profitability....................................................18
6.9          Further Assurances..............................................18
6.10        Registration of Intellectual Property Rights.....................18

7.    NEGATIVE COVENANTS.....................................................19

7.1.        Dispositions.....................................................19
7.2.        Changes in Business, Ownership, or Management, Business
               Locations.....................................................19
7.3.        Mergers or Acquisitions..........................................19
7.4.        Indebtedness.....................................................19
7.5.        Encumbrances.....................................................19
7.6.        Distributions....................................................20
7.7.        Investments......................................................20
7.8.        Transactions with Affiliates.....................................20
7.9.        Subordinated Debt................................................20
7.10.       Inventory........................................................20
7.11.       Compliance.......................................................20

8.    EVENTS OF DEFAULT......................................................20

8.1.        Payment Default..................................................20
8.2.        Covenant Default.................................................20
8.3.        Material Adverse Change..........................................21
8.4.        Attachment.......................................................21
8.5.        Insolvency.......................................................21
8.6.        Other Agreements.................................................21
8.7.        Subordinated Debt................................................21
8.8.        Judgments........................................................22
8.9.        Misrepresentations...............................................22

9.    BANK'S RIGHTS AND REMEDIES.............................................22

9.1.        Rights and Remedies..............................................22
9.2.        Power of Attorney................................................23
9.3.        Accounts Collection..............................................24
9.4.        Bank Expenses....................................................24
9.5.        Bank's Liability for Collateral..................................24
9.6.        Remedies Cumulative..............................................24
9.7.        Demand; Protest..................................................24

10.      NOTICES.............................................................24


11.      CHOICE OF LAW AND VENUE.............................................25


12.      GENERAL PROVISIONS..................................................26

12.1.       Successors and Assigns...........................................26
12.2.       Indemnification..................................................26
12.3.       Time of Essence..................................................26
12.4.       Severability of Provisions.......................................26
12.5.       Amendments in Writing, Integration...............................26
12.6.       Counterparts.....................................................26
12.7.       Survival.........................................................27
12.8.       Joint and Several................................................27

         This LOAN AND SECURITY AGREEMENT is entered into as of September 3, 1999, by and between SILICON VALLEY BANK ("Bank"); and SIMIONE CENTRAL HOLDINGS, INC., a Delaware corporation having as its principal address 6600 Powers Ferry Road, Atlanta, Georgia 30339 ("Borrower") and the wholly owned subsidiaries of Borrower listed in Schedule A hereto (collectively "Subsidiaries", individually a "Subsidiary") (Borrower and Subsidiaries are sometimes collectively referred to as "Borrowers").


                                    RECITALS


         Borrowers wish to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrowers. This Agreement sets forth the terms on which Bank will advance credit to Borrowers, and Borrowers will repay the amounts owing to Bank.

                                    AGREEMENT


         The parties agree as follows:

1.   DEFINITIONS AND CONSTRUCTION

     1.1. Definitions. As used in this Agreement, the following terms shall have the following definitions:

          "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrowers arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrowers, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrowers and Borrowers' Books relating to any of the foregoing.


          "Advance" or "Advances" means a loan advance under the Committed Revolving Line.

          "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons' managers and members.

          "Bank Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding) whether or not suit is brought.

          "Borrowers' Books" means all of Borrowers' books and records including, without limitation: ledgers; records concerning Borrowers' assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

          "Borrowing Base" means an amount equal to seventy-five percent (75%) of Eligible Accounts as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers.

          "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of Georgia are authorized or required to close.

          "Closing Date" means the date of this Agreement.

          "Code"  means  the  Georgia  or  other   applicable   states'  Uniform
Commercial Code.

          "Collateral" means the property described on Exhibit A attached hereto.

          "Committed Revolving Line" means a credit extension of up to Five Million and No/100 Dollars ($5,000,000).

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

          "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

          "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

          "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

          "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrowers' business that comply with all of Borrowers' representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon notification thereof to Borrowers in accordance with the provisions hereof. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include the following:

          (a) Accounts  that the account  debtor has failed to pay within ninety
(90) days of invoice date;

          (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

          (c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrowers exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

          (d) Accounts with respect to which the account debtor does not have its principal place of business in the United States;

          (e) Accounts  with  respect to which the account  debtor is a federal,
state,   or  local   governmental   entity  or  any   department,   agency,   or
instrumentality thereof;

          (f) Accounts with respect to which any Borrower is liable to the account debtor, for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts, contract billings, advance billings, etc.) against amounts owed to Borrower;

          (g) Accounts generated by demonstration or promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

          (h) Accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of any Borrower;

          (i) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in good faith, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

          (j) Accounts the collection of which Bank reasonably determines to be doubtful by reason of the account debtor's financial condition.

          "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which any Borrower has any interest.

          "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

          "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

          "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

          "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

          "Intellectual Property Collateral" means

          (a) Copyrights, Trademarks, Patents, and Mask Works;

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to any Borrower now or hereafter existing, created, acquired or held;

          (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (e) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

          (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

          (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

          "Inventory" means all present and future inventory in which any Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of a Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

          "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

          "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

          "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

          "Loan Documents" means, collectively, this Agreement, any note or notes executed by any Borrower, and any other present or future agreement entered into between any Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

          "Mask Works" means all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired.

          "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrowers to repay the Obligations or otherwise perform its obligations under the Loan Documents.

          "Negotiable Collateral" means all of Borrowers' present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper.

          "Net Income (Loss)" shall mean, for any fiscal period of Borrower, the net income (or loss) of Borrowers and their Subsidiaries on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP, less the increase in capitalized software costs.

          "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by any Borrower (whether joint, several or contingent) pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from any Borrower to others that Bank may have obtained by assignment or otherwise.

          "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

          "Payment Date" means the third (3rd) calendar day of each month commencing on the first such date after the Closing Date and ending on the Revolving Maturity Date.

          "Permitted Indebtedness" means:

          (a) Indebtedness of Borrowers in favor of Bank arising under this Agreement or any other Loan Document;

          (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

          (c) Subordinated Debt;

          (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

          (e) Indebtedness secured by Permitted Liens.

          "Permitted Investment" means:

          (a) Investments existing on the Closing Date disclosed in the Schedule; and

          (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

          "Permitted Liens" means the following:

          (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

          (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrowers' Books in accordance with GAAP, provided the same have no priority over any of Bank's security interests;

          (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

          (d) Leases or subleases and licenses or sublicenses granted to others in the ordinary course of any Borrower's business not interfering in any material respect with the business of Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any lease or license provided that such leases, subleases, licenses and sublicenses do not prohibit the grant of the security interest granted hereunder;

          (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; and

          (f) The Security Agreement between Mestek, Inc. and Simione Central Holdings, Inc. attached as Schedule 1.1.

          "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

          "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

          "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than 90 days of Borrowers determined in accordance with GAAP.

          "Responsible Officer" means each of the Chief Executive Officer, the President and the Chief Financial Officer of Borrower.

          "Revolving Maturity Date" means September 3, 2000.

          "Schedule" means the schedule of exceptions attached hereto, if any.

          "Subordinated Debt" means any debt incurred by any Borrower that is subordinated to the debt owing by Borrowers to Bank on terms acceptable to Bank (and identified as being such by Borrowers and Bank).

          "Subsidiary" means with respect to any Person, corporation, partnership, company association, limited liability company, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person, including, but not limited to the Subsidiaries.

          "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

          1.2. Accounting and Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including"/ "includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

2.        LOAN AND TERMS OF PAYMENT

          2.1. Advances. Borrowers, jointly and severally, promise to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Advances made by Bank to any Borrower hereunder. Borrowers shall also pay interest on the unpaid principal amount of such Advances at rates in accordance with the terms hereof.

          2.1.1. Revolving Advances.

          (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to any Borrower in an aggregate outstanding amount not to exceed the Committed Revolving Line or the Borrowing Base, whichever is less. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement. (b) Whenever a Borrower desires an Advance, such Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Eastern time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Transaction Report and Loan Request Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrowers, jointly and severally, shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to such Borrower's deposit account. (c) The Committed Revolving Line shall terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1 and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable.

          2.2. Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrowers to Bank pursuant to Section 2.1.1 of this Agreement is greater than the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrowers shall immediately pay to Bank, in cash, the amount of such excess.

          2.3. Interest Rates, Payments, and Calculations.

          (a) Interest Rate. Except as set forth in Section 2.3(b), any Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to two (2) percentage points above the Prime Rate.

          (b) Default Rate. All Obligations shall bear interest, from and after the occurrence of an Event of Default and the continuance thereof, at a rate equal to three (3) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

          (c) Payments. Interest on the Committed Revolving Line shall be due and payable on each Payment Date. Borrowers hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number _____ for payments of principal and interest due on the Obligations and any other amounts owing by any Borrower to Bank. Bank will notify Borrowers promptly of all debits which Bank has made against any Borrower's accounts. Any such debits against any Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

          (d) Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

          2.4. Crediting Payments. Subject to Section 6.7(b) relating to the Collateral Account, prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrowers specify. Subject to Section 6.7(b) relating to the Collateral Account, after the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to a Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Subject to
Section 6.7(b) relating to the Collateral Account, any wire transfer or payment received by Bank after 12:00 noon Eastern time shall be deemed to have been received by Bank as of the opening of business on the immediately following
Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

          2.5. Fees. Borrowers, jointly and severally, shall pay to Bank the following:

          (a) Facility Fee. A Facility Fee for the Committed Revolving Line equal to Twenty-Five Thousand and No/100 Dollars ($25,000), which fee shall be due on the Closing Date and shall be fully earned and non-refundable;

          (b) Financial Examination and Appraisal Fees. Bank's fees and out-of-pocket expenses for Bank's audits of Borrowers' Accounts, and for each appraisal of Collateral and financial analysis and examination of Borrowers performed from time to time by Bank or its agents, which fee shall be $500 per day, per person, plus out of pocket expenses; provided, however, such fee shall not exceed $7,500 per audit or examination.

          (c) Collateral Handling Fee. A collateral handling fee of $2,500 per month, to be paid on each Payment Date.

          (d) Bank Expenses. Upon demand from Bank, including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

          2.6. Additional Costs. In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

          (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrowers or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

          (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

          (c) imposes upon Bank any other condition with respect to its performance under this Agreement, and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrowers thereof. Borrowers (jointly and severally) agree to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

          2.7. Term. Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Revolving Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's lien on the
Collateral   shall  remain  in  effect  for  so  long  as  any  Obligations  are outstanding.

3.        CONDITIONS OF LOANS

          3.1. Conditions Precedent to Initial Advance. The obligation of Bank to make the initial Advance is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) this Agreement;

          (b) a certificate of Secretary or Manager of each Borrower with respect to articles of incorporation, bylaws, articles of organization, operating agreement, as applicable, incumbency and resolutions authorizing the execution and delivery of this Agreement;

          (c) financing statements (Forms UCC-1);

          (d) insurance certificates;

          (e)  payment  of the fees  and Bank  Expenses  then due  specified  in
Section 2.5 hereof; (f) Certificate(s) of Good Standing and Foreign Qualification for each Borrower; (g) Certified Articles of Incorporation or Organization of each Borrower; (h) Intellectual Property Security Agreement; (i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate; and (j) all obligations of CareCentric Solutions, Inc. to the Bank, including but not limited to a $1,500,000 revolving line of credit, shall be paid in full.

          3.2. Conditions Precedent to all Advances. The obligation of Bank to make each Advance, including the initial Advance, is further subject to the following conditions:

          (a) timely receipt by Bank of the Transaction Report and Loan Request Form as provided in Section 2.1; and

          (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Transaction Report and Loan Request Form and on the effective date of each Advance as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Advance. The making of each Advance shall be deemed to be a representation and warranty by Borrowers on the date of such Advance as to the accuracy of the facts referred to in this Section 3.2(b).

4.   CREATION OF SECURITY INTEREST

          4.1. Grant of Security Interest. Borrowers grant and pledge to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by Borrowers of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Borrowers acknowledge that Bank may place a "hold" on any Deposit Account pledged as Collateral to secure the Obligations. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

          4.2. Delivery of Additional Documentation Required. Borrowers shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

          4.3. Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrowers' usual business hours, to inspect Borrowers' Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrowers' financial condition or the amount, condition of, or any other matter relating to, the Collateral and Bank shall receive the fee set forth in
Section 2.5(b) hereof.

5.        REPRESENTATIONS AND WARRANTIES

          Borrowers, jointly and severally, represents and warrants as follows:

          5.1. Due Organization and Qualification. Borrower and each Subsidiary is a corporation or limited liability company, duly existing and in good standing under the laws of its state of organization and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified. Simione Central, Inc. and Script Systems, Inc. are inactive corporations that do not have any employees, assets, contract rights, other property or obligations.

          5.2. Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrowers' powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in any Borrower's Articles/Certificate of Organization, Operating Agreement, Articles/Certificate of Incorporation or Bylaws as applicable, nor will they constitute an event of default under any material agreement to which a Borrower is a party or by which a Borrower is bound. Except as set forth in Schedule 5.2, no Borrower is in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

          5.3. No Prior Encumbrances. Each Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

          5.4. Bona Fide Eligible Accounts. The Eligible Accounts are bona fide existing obligations. The service or property giving rise to such Eligible Accounts has been performed or delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the account debtor. No Borrower has received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account.

          5.5. Merchantable Inventory. All Inventory is in all material respects of good and marketable quality, free from all material defects.

          5.6. Intellectual Property. Except as set forth in Schedule 5.6, Borrowers are the sole owners of the Intellectual Property Collateral, except for non-exclusive licenses granted by a Borrower to its customers in the ordinary course of business. Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party. Except for and upon the filing with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either (i) for the grant by Borrowers of the security interest granted hereby or for the execution, delivery or performance of Loan Documents by Borrowers in the United States or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies hereunder.

          5.7. Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrowers have not done business and will not without at least thirty (30) days prior written notice to Bank do business under any name other than that specified on the signature page hereof. The chief executive office of all of the Borrowers is located at the address indicated in Section 10 hereof.

          5.8. Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending, or, to Borrowers' knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrowers' interest or Bank's security interest in the Collateral

          5.9. No Material Adverse Change in Financial Statements. All consolidated financial statements related to Borrowers and any Subsidiary that have been delivered by Borrowers to Bank fairly present in all material respects Borrowers' consolidated financial condition as of the date thereof and Borrowers' consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrowers since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

          5.10. Solvency. The fair saleable value of Borrowers' assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrowers are not left with unreasonably small capital after the transactions contemplated by this Agreement; and Borrowers are able to pay their debts (including trade debts) as they mature.

          5.11. Regulatory Compliance. Borrowers and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from a Borrower's failure to comply with ERISA that is reasonably likely to result in a Borrower incurring any liability that could have a Material Adverse Effect. No Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. No Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Each Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. No Borrower has violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

          5.12. Environmental Condition. None of Borrowers' or any Subsidiary's properties or assets has ever been used by any Borrower or any Subsidiary or, to the best of Borrowers' knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrowers' knowledge, none of Borrowers' or Subsidiaries' properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by any Borrower or any Subsidiary; and neither any Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by any Borrower or any Subsidiary resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

          5.13. Taxes. Borrowers and each Subsidiary have filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

          5.14. Subsidiaries. No Borrower owns any stock, partnership interest or other equity securities or interests of any Person, except for Permitted Investments.

          5.15. Government Consents. Borrowers and each Subsidiary have each obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrowers' business as currently conducted.

          5.16. Full Disclosure. No representation, warranty or other statement made by Borrowers in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.        AFFIRMATIVE COVENANTS

          Borrowers, jointly and severally, covenant and agree that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrowers shall do all of the following:

          6.1. Good Standing.

          Each Borrower shall maintain its and each of its Subsidiaries' existence as a corporation or limited liability company, as the case may be, and good standing in its jurisdiction of organization and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Each Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of each Borrowers' business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

          6.2. Government Compliance.

          Each Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Each Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

          6.3. Financial Statements, Reports, Certificates. Borrowers shall deliver to Bank: (a) as soon as available, but in any event within thirty (30) days after the end of each month (other than a month which is the last month of a fiscal quarter in which case subparagraph (b) below shall govern), a company prepared consolidated balance sheet and income statement covering Borrowers' consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank; (b) as soon as available, but in any event within forty-five (45) days after the end of each calendar quarter, a Company prepared consolidated balance sheet and income statement covering Borrowers' consolidated operations during such period, in a form and certified by an officer of Borrowers; (c) as soon as available, but in any event within ninety (90) days after the end of each Borrowers' fiscal year, audited consolidated financial statements of Borrowers prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (d) within one (1) day of filing, copies of all statements, reports and notices sent or made available generally by each Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against any Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

          Within thirty (30) days after the last day of each month, Borrowers shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable and accounts payable.

          Borrowers shall deliver to Bank with the monthly or quarterly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

          Borrowers shall deliver weekly transaction reports, and each time an Advance is requested, for the purpose of reporting sales, audit memos and other collateral adjustments.

          Bank shall have a right from time to time hereafter to audit Accounts of the Borrowers at Borrowers' expense, as set forth in Section 2.5(b) hereof. Initially it is intended that such audit will be quarterly. The first Advance shall not be made until completion of an audit of Borrowers' Accounts.

          6.4. Inventory; Returns. Borrowers shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between any Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrowers, as they exist at the time of the execution and delivery of this Agreement. Borrowers shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than One Hundred Thousand Dollars ($100,000).

          6.5. Taxes. Borrowers shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrowers will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that a Borrower or a Subsidiary has made such payments or deposits; provided that such Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is (i) contested in good faith by appropriate proceedings, (ii) is reserved against (to the extent required by GAAP) by Borrowers and (iii) no lien other than a Permitted Lien results.

          6.6. Insurance.

          Borrowers, at their expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrowers' business is conducted on the date hereof. Borrowers shall also maintain insurance relating to Borrowers' ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrowers'.

         All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrowers shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

          6.7. Principal Depository. Borrowers shall each maintain their principal depository and operating accounts with Bank. Borrowers may maintain a money market and petty cash account, provided they are subject to an Account Control Agreement agreeable to Bank. (b) Borrowers shall open and maintain with Bank an account (the "Collateral Account") into which funds received by Borrowers from account debtors shall immediately be deposited. Borrowers shall direct all account debtors to mail or deliver all checks or other forms of payment for amounts owing to Borrowers to a post office box designated by Bank, over which Bank shall have exclusive and unrestricted access. Bank shall collect the mail delivered to such post office box, open such mail, and endorse and credit all items to the Collateral Account. Borrowers shall direct all account debtors or other persons owing money to any Borrower who makes payments by electronic transfer of funds to wire such funds directly to the Collateral Account. Borrowers shall hold in trust for Bank all amounts that any Borrower receives despite the directions to make payments to the post office box or Collateral Account, and immediately deliver such payments to Bank in their original form as received from the account debtor with proper endorsements for deposit into the Collateral Account. Borrower irrevocably authorizes Bank to transfer to the Collateral Account any funds that have been deposited into any other accounts or that Bank has otherwise received. Borrowers shall not establish or maintain any accounts with any person other than Bank except for accounts opened in the ordinary course of business from which all funds are transferred on a daily basis to the Collateral Account or as set forth in subsection (a) above. Bank shall have all right, title and interest in all of the items from time to time in the Collateral Account and their proceeds. Bank shall have the right from time to time in its sole discretion to apply all amounts in the Collateral Account against outstanding Obligations of Borrowers and collections will be applied three (3) Business Days after receipt. At such time, neither Borrower nor any person claiming through Borrowers shall have any right in or control over the use of, or any right to withdraw any amount from the Collateral Account, which shall be under the sole control of Bank.

          6.9. Profitability.

         Borrowers on a consolidated basis shall have minimum Net Income or maximum Net Loss for each quarter, as set forth below:

       Time Period                                 Maximum Net Loss or
                                                   Minimum Net Income
       July 1, 1999 - Sept. 30, 1999               ($4,000,000)
       Oct. 1, 1999 - Dec. 31, 1999                ($2,000,000)
       January 1, 2000 - March 31, 2000            ($1,500,000)
       Thereafter                                  $1.00

         6.9 Further Assurances. At any time and from time to time Borrowers shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

         6.10 Registration of Intellectual Property Rights. Borrowers shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B, C and D to the Intellectual Property Security Agreement delivered to Bank by Borrowers in connection with this Agreement within thirty (30) days of the date of this Agreement. Borrowers shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Borrowers from time to time in connection with any product prior to the sale or licensing of such product to any third party, including without limitation revisions or additions to the intellectual property rights listed on such Exhibits A, B, C and D. (b) Borrowers shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral. (c) Borrowers shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights and Mask Works and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Bank determines that reasonable business practices suggest that abandonment is appropriate. (d) Bank shall have the right, but not the obligation, to take, at Borrowers' sole expense, any actions that Borrowers is required under this
Section 6.10 to take but which Borrower fails to take, after fifteen (15) days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.10.

7.        NEGATIVE COVENANTS

          Borrowers (jointly and severally) covenant and agree that, so long as any Advance hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, no Borrower will do any of the following without the Bank's prior written consent:

          7.1. Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers: (i) of inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

          7.2. Changes in Business, Ownership, or Management, Business Locations. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto). No Borrower will, without at least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

          7.3. Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock, assets or property of another Person; provided, however, such merger or acquisition shall be permitted without the Bank's consent if: (a) (i) any stock or convertible securities (on an as converted basis) issued in such transaction by Borrowers is less than thirty percent (30%) of the outstanding capital stock of the Borrowers prior to such closing; or (ii) if Borrowers are paying less than $2,000,000 in consideration for such transaction (provided, however, if Borrowers on a consolidated basis for the immediately preceding fiscal quarter prior to such transaction have a ratio of Quick Assets to Current Liabilities of at least 1.25 to 1.00, such threshold shall be $5,000,000); and. (b) Such transaction will not cause an Event of Default hereunder, including, but not limited to a breach of a financial covenant hereunder.

         Notwithstanding anything herein to the contrary, Bank consents to the acquisition of MCS, Inc. by Borrowers in accordance with Agreement and Plan of Merger dated May 26, 1999; provided, MCS must be made a co-Borrower hereunder at the time of such acquisition.

          7.4. Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

          7.5. Encumbrances. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

          7.6. Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except as set forth on Schedule 7.6. Notwithstanding anything herein to the contrary, no Borrower shall transfer any assets, property or rights to, or on behalf of, or guarantee any obligations of Simione Central, Inc. or Script Systems, Inc.

          7.7. Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

          7.8. Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrowers except for transactions that are in the ordinary course of Borrowers' business, upon fair and reasonable terms that are no less favorable to Borrowers than would be obtained in an arm's length transaction with a non-affiliated Person.

          7.9. Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

          7.10. Inventory. Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrowers shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrowers give Bank prior written notice and as to which Borrowers sign and file a financing statement where needed to perfect Bank's security interest.

          7.11.  Compliance.   Become  an  "investment  company"  or  a  company
controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of its Subsidiaries to do any of the foregoing.

8.        EVENTS OF DEFAULT

         Any one or more of the following events shall constitute an Event of Default by Borrowers under this Agreement:

          8.1. Payment Default. If any Borrower fails to pay, when due, any of the Obligations.

          8.2. Covenant Default. (a) If any Borrower fails to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8, 6.9 or 6.10, or violates any of the covenants contained in Article 7 of this Agreement, or

          (b) If any Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between any Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within thirty (30) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrowers be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrowers shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period);

          8.3. Material Adverse Change. If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of any Borrower, or (ii) is, based upon a reasonable standard, a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

          8.4. Attachment. If any material portion of any Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if any Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of any Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of any Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after any Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by any Borrower (provided that no Advances will be required to be made during such cure period);

          8.5.  Insolvency.   If  any  Borrower  becomes  insolvent,  or  if  an
Insolvency  Proceeding  is  commenced  by  any  Borrower,  or if  an  Insolvency
Proceeding is commenced against any Borrower and is not dismissed or stayed within 30 days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

          8.6. Other Agreements. If there is a default in any agreement to which any Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

          8.7. Subordinated Debt. If any Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

          8.8. Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) shall be rendered against any Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days (provided that no Advances will be made prior to the satisfaction or stay of such judgment);

          8.10. Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by any Borrower or any Person acting on any Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

9.        BANK'S RIGHTS AND REMEDIES

          9.1. Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrowers:

          (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section
8.5 all Obligations shall become immediately due and payable without any action by Bank);

          (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

          (c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

          (d) Without notice to or demand upon any Borrower, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrowers agree to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrowers authorize Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrowers' premises, Borrowers hereby grant Bank a license to enter such premises and to occupy the same, without charge in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

          (e) Without notice to Borrowers set off and apply to the Obligations any and all (i) balances and deposits of any Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of any Borrower held by Bank;

          (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, any Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this
Section 9.1, any Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

          (g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrowers' premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate;

          (h) Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law; and (i) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrowers.

          (j) Bank shall have a non-exclusive, royalty-free license to use the Intellectual Property Collateral to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default.

          9.2. Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, each Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as any Borrowers' true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts;
(b) endorse any Borrowers' name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign any Borrowers' name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to any Borrowers' policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (f) to modify, in its sole discretion, any intellectual property security agreement entered into between any Borrower and Bank without first obtaining any Borrowers' approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks, Mask Works acquired by any Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which any Borrower no longer has or claims any right, title or interest; (g) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of any Borrower where permitted by law; and
(h) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code, provided Bank may exercise such power of attorney to sign the name of any Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as each of Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

          9.3. Accounts Collection. Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to any Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrowers shall collect all amounts owing to any Borrower for Bank, receive in trust all payments as Bank's trustee, and if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

          9.4. Bank Expenses. If any Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

          9.5. Bank's Liability for Collateral. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

          9.6. Remedies Cumulative. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on any Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

          9.7. Demand; Protest. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which any Borrower may in any way be liable.

10.       NOTICES

         Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrowers or to Bank, as the case may be, at its addresses set forth below:

         If to Borrowers:           Simione Central Holdings, Inc.
                                    6600 Powers Ferry Road
                                    Atlanta, Georgia  30339
                                    Attn.:  George Hare
                                     FAX: 770-644-3918

         If to Bank:                Silicon Valley Bank
                                    3343 Peachtree Road
                                    Suite 312
                                    Atlanta, Georgia  30326
                                    Attn.:  Angela Hart
                                    FAX: (404) 261-2202

         The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.       CHOICE OF LAW AND VENUE

         The Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of Georgia, without regard to principles of conflicts of law. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWERS AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THE BORROWERS AND THE BANK ALSO AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST ANY BORROWER IN CONNECTION WITH THIS AGREEMENT OR SUCH OTHER LOAN DOCUMENT, MAY BE BROUGHT BY THE BANK OR BORROWERS IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF THE STATE IN WHICH BANK'S ADDRESS SHOWN IN SECTION 10 ABOVE IS LOCATED, OR IN ANY OTHER COURT TO THE JURISDICTION OF WHICH SUCH BORROWER OR ANY OF ITS PROPERTY IS OR MAY BE SUBJECT. EACH OF THE BORROWERS AND THE BANK IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE AFORESAID STATE AND FEDERAL COURTS, AND IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

12.       GENERAL PROVISIONS

          12.1. Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by any Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of any Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder. Bank shall provide notice of such transfer to Borrowers in a reasonable time after the occurrence thereof.

          12.2. Indemnification. Borrowers, jointly and severally, shall, indemnify ,defend, protect and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and any Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

          12.3. Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

          12.4. Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          12.5. Amendments in Writing, Integration. This Agreement cannot be amended or terminated except by a writing signed by Borrowers and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          12.6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          12.7. Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrowers to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

          12.8. Joint and Several. All obligations of Borrowers hereunder shall be joint and several and all reference to "Borrower" or "Borrowers" hereunder shall be deemed to refer to both Borrowers, jointly and individually. The Borrowers acknowledge that all Advances hereunder shall inure to the benefit of all Borrowers. The Obligations shall be deemed to include all joint or individual indebtedness or obligations, contingent or otherwise, of each Borrower owed to the Bank, which Obligations shall all be secured by the Collateral.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, under seal, as of the date first above written.

                                     SIMIONE CENTRAL HOLDINGS, INC.


                                     By:
                                         Title:

                                                  [CORPORATE SEAL]


                                     SC HOLDINGS, INC.


                                      By:
                                          Title:

                                                   [CORPORATE SEAL]


                                      SIMIONE CENTRAL NATIONAL, LLC


                                      By:                                (SEAL)
                                          Title:


                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE.)

                 (SIGNATURES CONTINUED FROM THE PREVIOUS PAGE.)


                                      SIMIONE CENTRAL CONSULTING, INC.


                                      By:
                                      Title:

                                                   [CORPORATE SEAL]


                                      SIMIONE ACQUISITION CORPORATION


                                      By:
                                          Title:

                                                   [CORPORATE SEAL]


                                      SILICON VALLEY BANK

                                      By:
                                          Title:

                                    EXHIBIT A

         The Collateral consists of all of Borrowers' right, title and interest in and to the following:

         All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrowers' custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

         All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

         All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrowers arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrowers, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrowers;

         All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrowers' Books relating to the foregoing;

         All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

        All Borrowers' Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                    EXHIBIT B

                    Transaction Report and Loan Request Form


                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

Borrowers:  Simione Central Holdings,  Inc., SC Holdings,  Inc., Simione Central
National,  LLC,  Simione  Central  Consulting,  Inc.,  and  Simione  Acquisition
Corporation

Commitment Amount:         $5,000,000
ACCOUNTS RECEIVABLE
1.                Accounts Receivable Book Value as of ______        $__________
2.                Additions (please explain on reverse)$__________
3.                TOTAL ACCOUNTS RECEIVABLE $                        $__________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
1.                Amounts over 90 days due           $__________
2.                Balance of 50% over 90 day accounts                $__________
3.                Concentration Limits                               $__________
4.                Foreign Accounts                   $__________
5.                Governmental Accounts              $__________
6.                Contra Accounts                    $__________
7.                Promotion or Demo Accounts                         $__________
8.                Intercompany/Employee Accounts     $__________
9.                Other (please explain on reverse)  $__________
10.               TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                             $__________
11.               Eligible Accounts (#3 minus #13)                   $__________
12.               LOAN VALUE OF ACCOUNTS (75% of #14)                              $__________

BALANCES
1.                Maximum Loan Amount                                $__________
2.                Total Funds Available [Lesser of #16 or #15]                     $__________
3.                Present balance owing on Line of Credit                          $__________
4.                Outstanding under Sublimits ( )                    $__________
5.                RESERVE POSITION (#17 minus #18 and #19)                         $__________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:
                                    ===========================================

                                                 BANK USE ONLY
                                             Received By:____________________
                                             Date:________________
                                             Reviewed By:____________________
                                             Compliance Status:  Yes / No
                                     ===========================================
SIMIONE CENTRAL HOLDINGS, INC.
SC HOLDINGS, INC.
SIMIONE CENTRAL NATIONAL, LLC
SIMIONE CENTRAL CONSULTING, INC.
SIMIONE ACQUISITION


By: ____________________________
         Authorized Signer

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:       SILICON VALLEY BANK

FROM:     Simione Central  Holdings,  Inc., SC Holdings,  Inc.,  Simione Central
          National,   LLC,  Simione  Central   Consulting,   Inc.,  and  Simione
          Acquisition Corporation

          The undersigned authorized Officer and Member of SIMIONE CENTRAL HOLDINGS, INC., SC HOLDINGS, INC., SIMIONE CENTRAL NATIONAL, LLC, SIMIONE CENTRAL CONSULTING, INC., AND SIMIONE ACQUISITION CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between each of the Borrowers and Bank (the "Agreement"), (i) each of the Borrowers is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of each of the Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer and Member further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer and Member expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

          Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant              Required                                Complies

Monthly financial statements    Monthly within 30 days                  Yes   No
Quarterly financial statements  Quarterly within 45 days                Yes   No
Annual (CPA Audited)            FYE within 90 days                      Yes   No
10Q and 10K                     Within 1 day after filing with the SEC  Yes   No
A/R and A/P                     Monthly within 30 days                  Yes   No
Borrowing Bank Certificate      Monthly within 30 days                  Yes   No

Financial Covenant              Required                 Actual         Complies

Maintain on a Quarterly Basis:
     Minimum Net Income or
     Maximum Net Loss           Q3 99($4,000,000)        $________      Yes   No
                                Q4 99($2,000,000)
                                Q1 00($1,500,000)
                                Thereafter  $1.00


                                     ===========================================

                                                 BANK USE ONLY
                                             Received By:____________________
                                             Date:________________
                                             Reviewed By:____________________
                                             Compliance Status:  Yes / No
                                     ===========================================
Comments Regarding Exceptions:

Sincerely,

_______________________    Date:_______________
Signature

Title

                                      DISBURSEMENT REQUEST AND AUTHORIZATION


Borrowers:    SIMIONE CENTRAL HOLDINGS, INC.

LOAN TYPE. This is a Variable Rate, Revolving Line of Credit of a principal amount up to $5,000,000

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for business.

SPECIFIC PURPOSE.  The specific purpose of this loan is:  working capital

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:

Revolving Line

Amount paid to Borrower directly:                                    $__________
                         Undisbursed Funds $__________

                             Principal $__________

  CHARGES PAID IN CASH. Borrowers have paid or will pay in cash as agreed the following charges:

               Prepaid Finance Charges Paid in Cash: $__________
                                $25,000 Loan Fee
                     $__________ Accounts Receivables Audit

                    Other Charges Paid in Cash: $__________
                           $__________ UCC Search Fees
                           $__________ UCC Filing Fees
                  $__________ Outside Counsel Fees and Expenses

                           Total Charges Paid in Cash

AUTOMATIC PAYMENTS. Borrower hereby authorizes Bank automatically to deduct from Borrower's account numbered the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO BANK. THIS AUTHORIZATION IS DATED AS OF SEPTEMBER 3, 1999.

BORROWER:

------------------------------------
Authorized Signature

                         AGREEMENT TO PROVIDE INSURANCE

Grantor:          SIMIONE CENTRAL HOLDINGS, INC.,
Bank:             Silicon Valley Bank

          INSURANCE REQUIREMENTS. SIMIONE CENTRAL HOLDINGS, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

         Collateral:         All Inventory, Equipment and Fixtures.
         Type:               All risks, including fire, theft and liability.
         Amount:             Full insurable value.
         Basis:              Replacement value.
         Endorsements:       Loss payable clause to Bank with  stipulation  that
                             coverage   will  not  be  cancelled  or  diminished
                             without a minimum of twenty (20) days' prior written notice to Bank.

          INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

          FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of September 3, 1999, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

          AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

          GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 3, 1999.

GRANTOR:

x______________________________
  Authorized Member
================================================================================

                                FOR BANK USE ONLY
                             INSURANCE VERIFICATION
DATE:                                                             PHONE:
AGENT'S NAME:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:
COMMENTS:
================================================================================

                         AGREEMENT TO PROVIDE INSURANCE

Grantor:          SC HOLDING, INC.
Bank:             Silicon Valley Bank

          INSURANCE REQUIREMENTS. SC HOLDING, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

         Collateral:         All Inventory, Equipment and Fixtures.
         Type:               All risks, including fire, theft and liability.
         Amount:             Full insurable value.
         Basis:              Replacement value.
         Endorsements:       Loss payable clause to Bank with  stipulation  that
                             coverage   will  not  be  cancelled  or  diminished
                             without a minimum of twenty (20) days' prior written notice to Bank.

          INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

          FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of September 3, 1999, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

          AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

          GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 3, 1999.

GRANTOR:

x______________________________
  Authorized Member
================================================================================

                                FOR BANK USE ONLY
                             INSURANCE VERIFICATION
DATE:                                                            PHONE:
AGENT'S NAME:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:
COMMENTS:
================================================================================

                         AGREEMENT TO PROVIDE INSURANCE

Grantor:          SIMIONE CENTRAL NATIONAL, LLC
Bank:             Silicon Valley Bank

          INSURANCE REQUIREMENTS. SIMIONE CENTRAL NATIONAL, LLC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

         Collateral:         All Inventory, Equipment and Fixtures.
         Type:               All risks, including fire, theft and liability.
         Amount:             Full insurable value.
         Basis:              Replacement value.
         Endorsements:       Loss payable clause to Bank with  stipulation  that
                             coverage   will  not  be  cancelled  or  diminished
                             without a minimum of twenty (20) days' prior written notice to Bank.

          INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

          FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of September 3, 1999, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

          AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

          GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 3, 1999.

GRANTOR:

x______________________________
  Authorized Member
================================================================================

                                FOR BANK USE ONLY
                             INSURANCE VERIFICATION
DATE:                                                           PHONE:
AGENT'S NAME:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:
COMMENTS:
================================================================================

                         AGREEMENT TO PROVIDE INSURANCE

Grantor:          SIMIONE CENTRAL CONSULTING, INC.
Bank:             Silicon Valley Bank

          INSURANCE REQUIREMENTS. SIMIONE CENTRAL CONSULTING, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

         Collateral:         All Inventory, Equipment and Fixtures.
         Type:               All risks, including fire, theft and liability.
         Amount:             Full insurable value.
         Basis:              Replacement value.
         Endorsements:       Loss payable clause to Bank with  stipulation  that
                             coverage   will  not  be  cancelled  or  diminished
                             without a minimum of twenty (20) days' prior written notice to Bank.

         INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

         FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of September 3, 1999, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

         AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

         GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 3, 1999.

GRANTOR:

x______________________________
  Authorized Member
================================================================================

                                FOR BANK USE ONLY
                             INSURANCE VERIFICATION
DATE:                                                       PHONE:
AGENT'S NAME:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:
COMMENTS:
================================================================================

                         AGREEMENT TO PROVIDE INSURANCE

Grantor:          SIMIONE ACQUISITION CORPORATION
Bank:             Silicon Valley Bank

          INSURANCE REQUIREMENTS. SIMIONE ACQUISITION CORPORATION. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

         Collateral:         All Inventory, Equipment and Fixtures.
         Type:               All risks, including fire, theft and liability.
         Amount:             Full insurable value.
         Basis:              Replacement value.
         Endorsements:       Loss payable clause to Bank with  stipulation  that
                             coverage   will  not  be  cancelled  or  diminished
                             without a minimum of twenty (20) days' prior written notice to Bank.

         INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

         FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of September 3, 1999, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

         AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

         GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 3, 1999.

GRANTOR:

x______________________________
  Authorized Member
================================================================================

                                FOR BANK USE ONLY
                             INSURANCE VERIFICATION
DATE:                                                      PHONE:
AGENT'S NAME:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:
COMMENTS:
================================================================================

                                   SCHEDULE A

                              LIST OF SUBSIDIARIES


SIMIONE CENTRAL HOLDINGS, INC., a Delaware corporation ("SCH")

SC HOLDING, INC., a Georgia corporation ("SH")

SIMIONE CENTRAL NATIONAL, LLC, a Georgia limited liability company ("LLC")

SIMIONE CENTRAL CONSULTING, INC., a Georgia corporation ("SCC")

SIMIONE ACQUISITION CORPORATION, a Delaware corporation ("SAC")

                                  SCHEDULE 1.1


                           Security Agreement between
                 Mestek, Inc. and Simione Central Holdings, Inc.

883222v1